WAIVER AND AMENDMENT  AGREEMENT (this "Waiver  Agreement") dated as of July
1, 1997 by and among Unidigital Elements (NY), Inc., Unidigital/Cardinal Corporation, Unidigital Elements (SF), Inc. and Unidigital/Boris Corporation (collectively, the "Borrowers"), Unidigital Inc. (the "Company"), and The Chase Manhattan Bank (the "Lender"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in that certain Credit Agreement dated as of April 3, 1997 by and between the Borrowers and the Lender.

     WHEREAS, Unidigital/Boris Corporation ("UBC") heretofore incurred Indebtedness in the principal amount of $1,725,000 in connection with an Acquisition Transaction involving Boris Image Group, Inc. ("Boris") and such Indebtedness (the "Boris Acquisition Indebtedness") is currently outstanding;

     WHEREAS, the Company proposes to acquire through a wholly-owned United Kingdom subsidiary (the "New U.K. Subsidiary"), the assets of Libra City Corporate Printing LTC, a United Kingdom corporation, for a purchase price of approximately $2,600,000 (the "1997 U.K. Acquisition Transaction");

     WHEREAS, in connection with the 1997 U.K. Acquisition Transaction, the Company proposes to borrow up to $4,000,000 ("the Bridge Loan") from a group of investors to be evidenced by its promissory notes in the aggregate principal amount of the Bridge Loan and to issue to such investors warrants for shares of the Company;

     WHEREAS, the incurrence by the Company of Indebtedness represented by the Bridge Loan in the form as currently proposed would constitute a violation or violations of Section 6.01 of the Credit Agreement; and

     WHEREAS, the Lender is willing to waive such violation or violations and to enable the Transactions to be consummated, subject to the terms and conditions hereof;

     NOW, THEREFORE, WITNESSETH, that for good and valuable consideration, the receipt of which the parties hereby acknowledge, the parties hereto agree as follows:

     1. (a) Solely to the extent necessary to permit the effectuation of the Transactions and subject to the terms and conditions hereof, the Lender hereby waives the application of those provisions of Section 6.01 that would otherwise prohibit the Company from incurring (and the Borrowers from suffering the Company to incur) Indebtedness in the form of the Bridge Loan.

     (b)(l) The Borrowers and the Company agree that $1,400,000 principal amount of the Bridge Loan shall, by its express terms (as set forth in the form of promissory note of the Company annexed hereto as Exhibit A), be subordinated to the claims of the Lender against the Borrowers and the Company. The Lender and the Borrowers agree that such $1,400,000 of principal amount of the Bridge Loan shall to the extent so evidenced by notes in the form of Exhibit A hereto be
characterized  as  Approved   Subordinated  Debt  for  purposes  of  the

Credit Agreement. The Borrowers and the Company covenant and agree that, so long as any of the Loans are outstanding and the Commitment has not yet terminated, any replacements or substitution for any of such promissory notes shall be issued by the Company in the same form as Exhibit A and, failing issuance (whether in replacement, substitution or otherwise) in such form, the principal so evidenced by a note not in such form shall thereupon no longer constitute
Approved Subordinated Indebtedness and the existence of the Indebtedness represented by such principal shall constitute a violation of Section 6.01 of the Credit Agreement and, accordingly, an Event of Default thereunder.

     (2) The Borrowers, the Company and the Lender agree that the portion in the principal amount $2,600,000 of the Indebtedness represented by the Bridge Loan which the Company shall not evidence by promissory notes in the form of Exhibit A hereto shall, accordingly, not be Approved Subordinated Debt, but shall, however, be treated for purposes of the Credit Agreement as Indebtedness of the Company which is subject to Section 6.01(c) of the Credit Agreement. With respect to said Section 6.01(c), the Borrowers, the Company and the Lender agree that such $2,600,000 of Bridge Loan and the Boris Acquisition Indebtedness shall be treated as fully exhausting the Indebtedness ceiling of $3,000,000 of the Borrowers thereunder for the current fiscal year of the Company and no further Indebtedness may be incurred under Section 6.01(c) during such current fiscal year.

     (c) The Lender waives the requirement that the New U.K. Subsidiary shall on the date hereof be required to comply with Section 5.09 of the Credit Agreement; provided, however, that the Borrowers shall cause it to comply with such Section promptly upon notice from the Lender, which Lender may give in its sole discretion.

     2. The waivers herein granted by the Lender shall be conditioned upon and shall not become effective unless and until:

          (i) The Company shall have delivered to the Lender a certificate of the Chief Financial Officer of the Company certifying that the form of promissory note annexed hereto as Exhibit A is the form of note issued by the Company to purchasers of promissory notes representing $1,400,000 principal amount of the Bridge Loan;

          (ii) The Company shall have executed and delivered to the Lender: (x) a Pledge Security Agreement in the form of Exhibit B-1 hereto, (y) financing statements on Form UCC-1 in the form of Exhibit B-2 hereto, and
     (z) shall have pledged, hypothecated and delivered to the Lender (under the Pledge Security Agreement), free and clear of any Liens (other than any Permitted Encumbrances), investment grade commercial paper owned by the Company (with any required endorsements) having a fair market value on the date hereof not less than $350,000; and

          (iii) The Borrowers shall have delivered a certificate of the Chief Financial Officer of the Company required by Section 6.04(c) of the Credit Agreement with respect to the 1997 U.K. Acquisition Transaction.

          3. Section 1.01 of the Credit Agreement is hereby amended as follows:

          (i) A  definition  of  "Pledge  Security  Agreement"  is added to such
     Section 1.01, which shall read as follows:

                    "Pledge  Security   Agreement"  means  that  certain  Pledge
               Security Agreement dated as of July 1, 1997 made by the Company to the Lender, as it may be supplemented, amended or modified from time to time."

          (ii) The  definition  of  "Security  Documents"  as set  forth in such
     Section 1.01 is amended so that it shall read as follows:

                    "'Security  Documents'  means  (x)  each of the  agreements, instruments,  and  documents  referred  to in clauses (i) through
               (iii) of Section 4.01(a) (including, without limitation, any guarantee or security agreement hereafter made and given to the Lender as provided in Section 5.09), and (y) the Pledge Security Agreement."

     4. This Waiver Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without reference to conflict of laws principles.

     5. This Waiver Agreement may be executed in counterparts, each of which when so executed and delivered (including by facsimile transmission of a signed counterpart) shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     6. Except as expressly set forth herein, the Credit Agreement as heretofore amended shall remain in full force and effect, and the Credit Agreement is hereby ratified and confirmed by the Borrowers.

     7. This Waiver Agreement shall constitute an additional Loan Document.

     8. Each Borrower hereby represents and warrants to the Lender that, after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing as of the date hereof under the Credit Agreement or will result by reason of the consummation of any of the Transactions.

     9. Each of the Borrowers and the Company hereby warrants and represents to the Lender that this Waiver Agreement and the other documents contemplated hereby and all of the actions to be taken in connection herewith or therewith have been authorized by all necessary corporate and shareholder action and will not conflict with, violate or constitute a default under their charters, by-laws or any agreements, instruments or other documents to which they or any one of them is a party or by which any of their assets are bound (including, without limitation, any agreements, instruments or other documents executed or to be executed in connection with the Transactions) and that the same do not and will not violate any applicable laws or regulations.

     10. Without limiting or being limited by Section 8.03(b) of the Credit Agreement, the Borrowers, jointly and severally, indemnify the Lender and each Related Party of the Lender (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of counsel for any Indemnitee, arising out of, in connection with, or as a result of (i) the execution or delivery of this Waiver Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by any final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be executed and delivered in the City of New York as of the date first hereinabove written.

                                          THE CHASE MANHATTAN BANK

                                          By:/s/ Donald Furrer
                                          --------------------------
                                          Name:  Donald Furrer
                                          Title:  Vice President


                                          UNIDIGITAL ELEMENTS (NY), INC.

                                          By:/s/ William E. Dye
                                          --------------------------
                                          Name:  William E. Dye
                                          Title:  Chairman


                                          UNIDIGITAL/CARDINAL CORPORATION

                                          By:/s/ William E. Dye
                                          --------------------------
                                          Name:  William E. Dye
                                          Title:  Chairman


                                          UNIDIGITAL ELEMENTS (SF), INC.

                                          By:/s/ William E. Dye
                                          --------------------------
                                          Name:  William E. Dye
                                          Title:  Chairman


                                          UNIDIGITAL/BORIS CORPORATION

                                          By:/s/ William E. Dye
                                          --------------------------
                                          Name:  William E. Dye
                                          Title:  Chairman


                                          UNIDIGITAL INC.

                                          By:/s/ William E. Dye
                                          --------------------------
                                          Name:  William E. Dye
                                          Title:  President & CEO